Exhibit 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO RULE 13a-14(a) OR 15(d)-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Frank Calderoni, certify that:
1.    I have reviewed this annual report on Form 10-K/A of Anaplan, Inc.; and
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 27, 2022	By:	/s/ Frank Calderoni
Frank Calderoni Chairman & Chief Executive Officer (Principal Executive Officer)